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                               [BB&T FUNDS LOGO]

                       SUPPLEMENT DATED DECEMBER 15, 2004
                                     TO THE
                  COMBINED STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2004

CHAIRMAN OF THE BOARD OF TRUSTEES

Effective November 17, 2004, Thomas W. Lambeth will serve as Chairman of the Board of Trustees of BB&T Funds.

VALUATION OF THE BOND FUNDS, THE STOCK FUNDS AND THE FUNDS OF FUNDS

     The disclosure regarding the valuation of Bond Funds, Stock Funds and Fund of Funds, on page 26 of the Statement of Additional Information, is replaced in its entirety as follows:

     Except as noted below, investments of the Stock Funds, Bond Funds, and Fund of Funds of the Trust in securities the principal market for which is a securities exchange or an over-the-counter market are valued at their latest available sale price (except for those securities traded on NASDAQ, which will be valued at the NASDAQ Official Closing Price) or, absent such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded. Except as noted below, investments of the International Equity Fund in securities the principal market for which is a securities exchange are valued at the closing price on that exchange on the day of computation.

     With regard to each of the above-mentioned Funds, securities the principal market for which is not a securities exchange are valued at their latest bid quotation in such principal market. Securities and other assets for which quotations are not readily available are valued at their fair value as determined by the BB&T Fund's Pricing Committee in their best judgment pursuant to procedures established by and under the general supervision of the Board of Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board. The Pricing Committee, as designated by the Board of Trustees, is comprised of employees of the Adviser and/or its affiliates. Pricing determinations require an affirmative vote of a majority of the Pricing Committee.

     Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated net asset value. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid price in the principal market in which such securities are normally traded.

     The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent at the prevailing foreign rate reported by FT Interactive Data Corporation as the closing rate for that date. When an occurrence subsequent to the time a value of a foreign security was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by the Pricing Committee.
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     Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                  WITH THE STATEMENT OF ADDITIONAL INFORMATION
                             FOR FUTURE REFERENCE.

                                  BBTSPCS 1204